Exhibit 99.1

Investor Meeting June 22, 2011

Safe Harbor Statement Forward-Looking Statements This presentation contains, and management may make, certain statements that are not historical facts but that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this presentation which address activities, events or developments which OneBeacon expects, estimates or anticipates will or may occur in the future are forward-looking statements. Please see our discussion at page 103 of our most recent report on Form 10-K for a more detailed discussion of the types of expressions that may identify forward-looking statements. Such statements are subject to risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we provide the following cautionary remarks regarding important risks and uncertainties which, among others, could cause our actual results to differ materially from our expectations, including those reflected in our forward-looking statements. These risks and uncertainties include, but are not limited to: (i) the risks associated with Item 1A of the Company’s most recent report on Form 10-K; (ii) recorded loss and loss adjustment expense reserves subsequently proving to have been inadequate; (iii) claims arising from catastrophic events, such as hurricanes, windstorms, earthquakes, floods or terrorist attacks; (iv) the continued availability and cost of reinsurance; (v) competitive forces, including the conduct of other property and casualty insurers and agents; (vi) changes in domestic or foreign laws or regulations, or their interpretation, applicable to us, our competitors, our agents or our customers; (vii) the continued availability of capital and financing; (viii) general economic, market or business conditions; (x) an economic downturn or other economic conditions adversely affecting our financial position; (xi) business opportunities (or lack thereof) that may be presented to us and pursued; (xii) actions taken by rating agencies from time to time, such as financial strength or credit rating downgrades or placing ratings on negative watch; and (xiii) other factors, most of which are beyond our control. Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary remarks, and the results or developments that we anticipate may not be realized or, even if substantially realized, there is no assurance that they will have the expected consequences to, or effects on, us or our business or operations. Our forward-looking statements speak only as of the date of this presentation and we assume no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures Within this presentation, we use certain non-GAAP financial measures which are identified with a “NGM” designation. Please see the appendix at the end of the presentation for an explanation of such non-GAAP financial measures and a reconciliation of the measure to the most closely comparable GAAP financial measure. An electronic copy of this presentation can be found at our website: www.onebeacon.com © 2011 OneBeacon Insurance Group, Ltd.

 Results Overview of our Journey to Specialty What Does Specialty Mean at OneBeacon? Deeper Dive into Running a Specialty OneBeacon Professional Insurance Investments / Capital Our View Going Forward Q&A Today’s Agenda © 2011 OneBeacon Insurance Group, Ltd.

2010: A Transformational Year Continued transformation of OneBeacon as a specialty insurer completed nonspecialty commercial renewal rights deal with The Hanover personal lines business sold to Tower Group Capital position extremely strong debt reduced by $201M; debt to total capital = 25% (down from 30%) $326M returned to shareholders Solid specialty results in continued soft market conditions continued investment in talent: Technology team, Dennis Crosby, Sean Duffy Roughly $1B NWP in 12 specialty businesses © 2011 OneBeacon Insurance Group, Ltd.

GAAP Financial Highlights (1) Growth in book value per share calculated including dividends on an internal rate of return (IRR) basis using beginning book value per share, dividends paid and ending book value per share. Full year 2010 includes quarterly dividends of $0.21 per common share paid in March, June, September and December 2010 and a special dividend of $2.50 per common share paid in September 2010. Q1 2011 has not been annualized and includes quarterly dividend of $0.21 per common share. (2) Q1 2011 return has not been annualized. FY 2010 Q1 2011 Book value per share 13.02 $ 13.26 $ Growth in book value per share (1) 9.4% 3.5% Specialty Insurance Operations Loss and LAE ratio 55.1% 54.8% Expense ratio 38.4% 39.5% GAAP combined ratio 93.5% 94.3% Total GAAP combined ratio 100.7% 94.1% Investments pre-tax total return (2) 4.9% 1.4% © 2011 OneBeacon Insurance Group, Ltd.

Journey to Specialty ($ in millions) 2001 – WTM acquisition: Liberty Mutual renewal rights deal and transformation to super-regional 2002 – OneBeacon Professional Insurance formed 2004 – OneBeacon Specialty Property formed; ASIC “specialty commercial” renewal rights acquired 2005 – Financial Services and Lawyers Liability businesses formed 2006 – IPO, OneBeacon Accident formed 2007 – Hagerty partnership; OneBeacon Government Risks formed 2008 – OneBeacon Entertainment (formerly EBI) acquired 2009 – Commercial Lines renewal rights sold; OneBeacon Energy Group formed 2010 – Excess & Surplus Lines business formed; Personal Lines sold 2011 – OneBeacon Insurance Group: a specialty company $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 NWP 75% 85% 95% 105% 115% 125% 135% GAAP Combined Ratio Specialty Insurance Operations (SIO) OneBeacon Insurance Group (OBIG) OBIG GAAP Combined Ratio SIO GAAP Combined Ratio © 2011 OneBeacon Insurance Group, Ltd.

Book Value Per Share Growth in Book Value Per Share 7.5% annualized, including dividends on IRR basis. NGM (2) Cumulative dividends of $8.10 paid through March 2011. Additional $1.21 dividend declared in May and payable in June. (1) September 30, 2006 is calculated from pro forma financial statements. (2) Book value per share amounts for September 30, 2006 through March 31, 2008 are adjusted for the economic defeasance of the company’s mandatorily redeemable preferred stock. NGM(2) (1) $16.18 $21.36 $- $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 $22 Sept '06 Dec '06 Mar '07 Jun '07 Sept '07 Dec '07 Mar '08 Jun '08 Sept '08 Dec '08 Mar '09 Jun '09 Sept '09 Dec '09 Mar '10 Jun '10 Sept '10 Dec '10 Mar '11 Book Value Per Share and Adjusted Book Value Per Share Cumulative Dividends Paid

Why OneBeacon Attracts Specialty Leaders Compelling environment for specialty leaders and teams, particularly those with track records, market connections Success criteria are clear — profit focus, not scale Compensation is aligned with underwriting profits Available tools and support that affirm our approach Minimize bureaucracy, emphasize results We are all about specialty businesses (not a company with some focused segments) Senior management understands specialization; engaged with the businesses © 2011 OneBeacon Insurance Group, Ltd. 8

How We Compete Dennis Crosby Executive Vice President Specialty Lines © 2011 OneBeacon Insurance Group, Ltd.

OneBeacon Today 12 standalone specialty units Diversified by line of business, market segment, targeted distribution and geography Small-to-medium accounts; low-to-moderate risk Led by executives with proven track records in their segment Focused on profitable performance © 2011 OneBeacon Insurance Group, Ltd.

How We Compete: People & Knowledge People experience matters Business leaders – 25+ years industry experience on average Staff overall – deeply skilled in their industry segments dedicated teams claims risk control finance actuarial Knowledge industry depth “of the market” data mining knowing when and where to move—and the discipline to do so © 2011 OneBeacon Insurance Group, Ltd.

How We Compete: Products & Distribution Products specialty specific collaboratively constructed Distribution specialists not generalists unit by unit success = continuation © 2011 OneBeacon Insurance Group, Ltd.

Our Specialty Businesses: Premiums < $50M OneBeacon Specialty Property - formed in 2004 excess property and inland marine OneBeacon Government Risks - formed in 2007 midsized municipalities, counties and special districts OneBeacon Energy - formed in 2009 mid-market upstream and midstream conventional energy, alternative and renewable energy and fuel producers, related services and manufacturing OneBeacon Excess and Surplus - formed in 2010 initial focus: environmental (commercial GL, contractors, professional liability, products pollution) © 2011 OneBeacon Insurance Group, Ltd.

Our Specialty Businesses: Premiums $50-100M A.W.G. Dewar - formed in 1930 tuition reimbursement OneBeacon Technology Insurance - formed in 2004 range of coverages targeting the information technology and medical technology sectors OneBeacon Property and Inland Marine - formed in 2006 monoline property and inland marine products to select market segments OneBeacon Entertainment - acquired in 2008 specialized commercial insurance products for the entertainment, sports and leisure industries OneBeacon Accident - formed in 2006 accident and health insurance products for the transportation, non-subscription and corporate accident marketplace © 2011 OneBeacon Insurance Group, Ltd.

Our Specialty Businesses: Premiums > $100M OneBeacon Professional Insurance - formed in 2002 professional liability solutions for a broad range of targeted industries International Marine Underwriters - formed in early 1900s ocean marine insurance products at both primary and excess levels Collector Cars and Boats - exclusive partnership with Hagerty; began writing new business in 2008 tailored coverages for collector cars, wooden boats, automotive museums and restoration shops Hagerty Insurance Agency formed in 1984 © 2011 OneBeacon Insurance Group, Ltd.

A Closer Look: OneBeacon Professional Insurance Paul Romano Executive Vice President Specialty Lines © 2011 OneBeacon Insurance Group, Ltd.

2002 – Directors and Officers, Hospital Professional, Managed Care, Medical Excess 2003 – Long Term Care 2004 – Media 2005 – Lawyers 2006 – Community Banks 2007 – Miscellaneous MPL 2008 – Medical Facilities, Realtors 2009 – Employed Lawyers, Design Professional, Employment Practices Liability Insurance, Management Liability 2010 – Technology E&O, Network Privacy / Security OBPI’s Evolution Gross Written Premium ($ in millions) © 2011 OneBeacon Insurance Group, Ltd. 17

Market Positioning Market Competition Value proposition Execution priorities Customer perspectives Performance metrics/management © 2011 OneBeacon Insurance Group, Ltd.

OBPI Branding © 2011 OneBeacon Insurance Group, Ltd. 19

Investments and Capital Management Paul McDonough Senior Vice President & Chief Financial Officer © 2011 OneBeacon Insurance Group, Ltd.

Investments Asset Mix 82% 62% 35% 45% 45% Equities/Shareholders’ equity 100% = $4,874 100% = $4,864 100% = $3,812 100% = $4,043 100% = $3,266 100% = $3,232 ($ in millions) 78% 65% 61% 56% 75% 74% 75% 28% 32% 19% 12% 17% 17% 7% 7% 25% 13% 9% 8% 0% 20% 40% 60% 80% 100% 2006 2007 2008 2009 2010 Q1 2011 Fixed Maturity Equity Short Term © 2011 OneBeacon Insurance Group, Ltd.

Equity Allocation ($ in millions) 100% = $1,395 100% = $1,570 100% = $715 100% = $504 100% = $551 100% = $565 55% 16% 29% 29% 28% 22% 20% 31% 25% 27% 34% 17% 34% 52% 38% 53% 37% 53% 0% 20% 40% 60% 80% 100% 2006 2007 2008 2009 2010 Q1 2011 Common stock Convertible bonds Other investments © 2011 OneBeacon Insurance Group, Ltd.

Fixed Maturity Allocation 100% = $3,160 100% = $2,967 100% = $2,135 100% = $2,994 100% = $2,416 100% = $2,422 ($ in millions) © 2011 OneBeacon Insurance Group, Ltd.

Investment Returns 2010 Q1 2011 (1) 3 Years Since IPO (2) Total return 4.9% 1.4% -0.1% 2.4% 10 Year CMT 8.4% -0.6% 4.3% 5.5% Conventional Wisdom Benchmark 8.1% 1.2% 4.9% 5.5% Fixed income 3.5% 0.9% 3.6% 4.4% Barclays Intermediate Aggregate 6.1% 0.5% 5.8% 6.1% Total equities 13.2% 3.8% -8.5% -2.3% Prospector portfolio 19.6% 5.3% -3.2% 1.4% S&P 500 15.1% 5.9% -2.9% 0.7% (1) Q1 2011 return has not been annualized. (2) Calculated from September 30, 2006 pro forma financial statements. Long Term Returns (as of 12/31/10) © 2011 OneBeacon Insurance Group, Ltd.

Loss Reserves Reserves at 3/31/2011 ($ in millions) Gross Net Specialty operations 846 $ 791 $ Other operations Ceded to NICO 858 - Ceded to Gen Re 455 - Other 1,066 570 2,379 570 Total 3,225 $ 1,361 $ © 2011 OneBeacon Insurance Group, Ltd.

Loss Reserves Booked reserves % within range of estimate ($ in millions) 50% 57% 67% 78% 82% $- $500 $1,000 $1,500 $2,000 $2,500 2006 2007 2008 2009 2010 Net Reserves 40% 50% 60% 70% 80% 90% 100% Net loss and LAE reserves % at which reserves are booked within range of actuarial estimates © 2011 OneBeacon Insurance Group, Ltd.

Property Catastrophe Reinsurance ($ in millions) Catastrophe protection purchased to cover up to approximately a 1 in 250 year event. $850 $275 $225 $80 $100 $50 $195 $750 $175 $- $100 $200 $300 $400 $500 $600 $700 $800 $900 2009 2010 Current OneBeacon retention Property catastrophe reinsurance © 2011 OneBeacon Insurance Group, Ltd.

Capital Management ($ in millions) Debt to Total Capital $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 2006 2007 2008 2009 2010 Q1 2011 10% 15% 20% 25% 30% 35% 40% Debt Shareholders' Equity Debt to Capital Cumulative Distributions to Shareholders $- $200 $400 $600 $800 $1,000 2006 2007 2008 2009 2010 Q1 2011 10% 15% 20% 25% 30% 35% 40% Share Repurchases Dividends © 2011 OneBeacon Insurance Group, Ltd.

Going Forward Specialty company ($1B NWP — 12 segments) Strong capital position Well reserved (ongoing and runoff) Deep management team with specialty backgrounds & focus Deep underwriting culture Active capital management philosophy Will look to add new segments and teams Adhere to our operating principles underwriting comes first maintain a disciplined balance sheet invest for total return think like owners © 2011 OneBeacon Insurance Group, Ltd.

Investor Meeting June 22, 2011

Appendix – Non-GAAP Financial Measures This presentation includes a non-GAAP financial measure, adjusted book value per share, identified by the superscript “NGM.” We believe this measure to be a useful supplement to the comparable GAAP measure, book value per share, in evaluating our financial performance. This non-GAAP financial measure has been adjusted to exclude the impact of economically defeasing the company’s mandatorily redeemable preferred stock. As described in the company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2010, in connection with its initial public offering, the company created two irrevocable grantor trusts and funded them with assets sufficient to make the remaining dividend and redemption payments for $20 million of preferred stock that was redeemed in June 2007 and $300 million of preferred stock that was redeemed in May 2008. The company created and funded these trusts to appropriately capitalize and leverage the company in preparation for and in connection with its initial public offering. Having completed these actions, we believe that presentation of this non-GAAP financial measure, adjusted to exclude the impact of the economic defeasance of the preferred stock, is a useful supplement to understanding the company’s earnings and profitability. Adjusted OneBeacon’s common shareholders’ equity, which is used in calculating adjusted book value per share (described above), is derived by excluding the impact of economically defeasing the company’s mandatorily redeemable preferred stock from OneBeacon's common shareholders’ equity, the most closely comparable GAAP measure. The company believes this non-GAAP measure is useful for the reasons stated above. The following table presents our adjusted OneBeacon’s common shareholders’ equity and adjusted book value per share reconciled to OneBeacon’s common shareholders’ equity and book value per share, respectively, the most comparable GAAP measures, as of March 31, 2008 the last quarter for which the preferred stock was outstanding. © 2011 OneBeacon Insurance Group, Ltd.